Exhibit 10.2

                                 SCHEDULE 2.1(h)

                               COMMENCEMENT DATES

         Homewood Suites(R) Jackson
         Jackson, Mississippi

         December 22, 1999

                                SCHEDULE 3.1(a)-8

                                   BASE RENTS

         Homewood Suites(R) Jackson
         Jackson, Mississippi

                                                     $462,750

                                SCHEDULE 3.1(b)-8

                            SUITE REVENUE BREAKPOINT

         HOMEWOOD SUITES(R) JACKSON
         JACKSON, MISSISSIPPI

------------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------- -----------
 QUARTERS        2000       2001       2002       2003       2004       2005       2006       2007        2008
 --------        ----       ----       ----       ----       ----       ----       ----       ----        ----
1ST QUARTER    $150,394   $155,021   $161,963   $166,590   $171,218   $175,845   $180,473   $185,100    $189,728

2ND QUARTER    $300,788   $310,043   $323,925   $333,180   $342,435   $351,690   $360,945   $370,200    $379,455

3RD QUARTER    $451,181   $465,064   $485,888   $499,770   $513,653   $527,535   $541,418   $555,300    $569,183

4TH QUARTER    $601,575   $620,085   $647,850   $666,360   $684,870   $703,380   $721,890   $740,400    $758,910
------------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------- -----------